EXHIBT 10.31

                                          CONSENT AND AMENDMENT NO. 6 TO
                                            THIRD AMENDED AND RESTATED
                                                  CREDIT AGREEMENT
                                           Dated as of December 31, 1997

         THIS CONSENT AND AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT  AGREEMENT  ("Amendment") is made as of the 26th day of  January,  2001 by and among SCP  DISTRIBUTORS  LLC, a Delaware  limited  liability  company and successor by conversion from South Central Pool Supply,  Inc. (the "Borrower"),  the financial  institutions listed on the signature pages hereof (the "Lenders"),  LASALLE BANK NATIONAL ASSOCIATION,  in its individual capacity as a
Lender and in its capacity as agent  ("Agent")  under that certain  Third  Amended and  Restated  Credit  Agreement dated as of  December  31, 1997 by and among the  Borrower,  the  Lenders  and the Agent (as  amended,  the "Credit
Agreement")  and each of the Persons  identified on the  signature  pages hereto as a Loan Party  (individually,  a
"Loan  Party" and  collectively,  the "Loan  Parties").  Capitalized  terms used herein and not  otherwise  defined herein shall have the meaning given to them in the Credit Agreement.

                                                     WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

         WHEREAS,  Agent and the  Required  Lenders  desire to  consent  to (i) the  creation  by  Borrower  of SCP
Acquisition Co. LLC, a Delaware limited  liability  company and wholly-owned  Subsidiary of Borrower  ("Acquisition
Co.") (the  "Subsidiary  Formation"),  (ii) the  acquisition by Borrower,  Superior Pool Products,  LLC, a Delaware
limited  liability  company  and  wholly-owned  Subsidiary  of  Borrower  ("Superior"),   and  Acquisition  Co.  of
substantially all of the assets of Hughes Supply, Inc., a Florida corporation  ("Hughes"),  Allstate Pool Supplies,
Inc., a Delaware  corporation  ("Allstate"),  and  Allstate  Pool  Business,  L.P.,  a Delaware  limited  liability partnership ("Pool LP"; together with Hughes and Allstate,  the "Seller"),  in each instance,  used in its business of wholesale  distribution  of pool supplies,  in accordance  with the terms of the Asset Purchase  Agreement dated
January 26, 2001 (the  "Allstate  Acquisition"  and the assets so acquired by  Acquisition  Co. (and not Borrower), the  "Acquisition  Co.  Assets"),  (iii) the execution and delivery by Acquisition  Co. to Pool LP of a $25 million promissory note payable to Pool LP (the "Note") and a security agreement (the "Security  Agreement")  granting Pool
LP a first-priority  lien on the Acquisition Co. Assets,  (iv) the execution and delivery by Borrower of a guaranty
(the  "Borrower  Guaranty"),  and (v)  the  execution  and  delivery  by  Superior  of a  guaranty  (the  "Superior
Guaranty"), all on the terms and subject to the conditions set forth herein; and

         WHEREAS,  the Borrower,  the Lenders and the Agent have agreed to amend the Credit  Agreement on the terms and conditions hereinafter set forth.

         NOW,  THEREFORE,  in  consideration  of the foregoing and the agreements,  provisions and covenants herein contained, Borrower, Agent, and the Lenders agree as follows:

         1.       Consent.  Subject  to the terms and  provisions  of this  Amendment,  Agent  and  Lenders  hereby consent to the following:

         a.       the Subsidiary Formation;

         b.       the Allstate Acquisition and Borrower's use of proceeds of Revolving Loans to complete the same;

         c.       the  execution  and delivery by  Acquisition  Co. of the Note and the Security  Agreement and the
                  granting of the liens on the  Acquisition  Co.  Assets and other assets  acquired by  Acquisition
                  Co. as permitted  herein,  it being  understood (and Borrower  covenants and agrees) that (i) the
                  Note and the  Security  Agreement  shall not be  amended,  supplemented,  restated  or  otherwise modified  without the prior  written  consent of Agent and the  Required  Lenders,  and (ii) upon payment by Acquisition Co. of the  indebtedness  evidenced by the Note,  Seller shall release all liens granted  under the Security  Agreement  and Agent shall have a  first-priority  lien on any and all Acquisition Co. Assets; and

         d.       the execution and delivery by Borrower of the Borrower  Guaranty,  and the execution and delivery by Superior of the Superior Guaranty.

         2.       Amendments  to Credit  Agreement.  Agent,  the Lenders,  and  Borrower  hereby agree to amend the
Credit Agreement as follows:

1.       Each of Schedule  1.1.1,  Schedule 1.1.2,  Schedule  1.1.3,  Schedule 1.1.4 and Schedule 5.8 to the Credit
                  Agreement are deleted in their  entirety and Schedule  1.1.1,  Schedule  1.1.2,  Schedule  1.1.3,
                  Schedule 1.1.4 and Schedule 5.8 attached hereto are substituted therefor.

2.       Section 2.8(a) is amended by deleting the table therein and substituting the following therefor:

                  ====================== ================ =================== =================== ==================

                        Leverage           Applicable         Applicable          Applicable         Applicable
                          Ratio            Eurodollar       Floating Rate       Commitment Fee    Letter of Credit
                                             Margin             Margin
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  ‹ 2.00 to 1.00             0.875%             0.125%              0.25%              0.875%
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  =› 2.01 to 1.00 and        1.125%             0.125%              0.30%              1.125%
                  ‹= 2.50 to 1.00
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  =› 2.51 to 1.00 and        1.375%             0.125%              0.35%              1.375%
                  ‹= 3.00 to 1.00
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  =› 3.01 to 1.00 and        1.625%             0.125%              0.40%              1.625%
                  ‹= 3.50 to 1.00
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  =› 3.51 to 1.00 and        1.875%             0.375%              0.45%              1.875%
                  ‹= 4.00 to 1.00
                  ---------------------- ---------------- ------------------- ------------------- ------------------
                  ---------------------- ---------------- ------------------- ------------------- ------------------

                  › 4.01 to 1.00             2.125%             0.625%              0.50%              2.125%
                  ====================== ================ =================== =================== ==================

3.       Section  6.3(G) of the Credit  Agreement  is hereby  amended by  deleting  the last  sentence  therein and substituting the following therefor:

                           "Notwithstanding  anything  herein to the  contrary,  but without  limiting the foregoing,  Borrower  shall not, and shall not permit any of its  Subsidiaries,  without the prior written consent of Agent and Required  Lenders,  to enter into any Acquisition or  transaction  or  series  of  transactions  in  which  Borrower  and/or  any  of  its
                  Subsidiaries  acquires all or any  significant  portion of the assets of another Person, if the aggregate purchase price thereof (including,  without  duplication,  Indebtedness assumed or incurred in  connection  therewith  and the fair market value of any non-cash consideration  thereof),  (a) when  combined with the  aggregate  purchase  price of all such  transactions  consummated  within  the same  calendar  year,  exceeds  $10,000,000
                  (excluding,  for purpose of calculating such dollar  limitation,  the aggregate purchase price paid in connection  with the Allstate  Acquisition)  or (b) when combined with the aggregate  purchase price of all such  transactions  consummated  since January __, 2001
                  through  the  Termination  Date,  exceeds   $20,000,000   (excluding,   for  purpose  of
                  calculating  such dollar  limitation,  the aggregate  purchase  price paid in connection with the Allstate Acquisition)."

4.       Section  6.4(D) is hereby  amended by  deleting  the last line of the  Maximum  Ratio  table  therein  and substituting the following therefor:

                           --------------------------------------------- ----------------------------------

                           Fiscal Quarter Ending                                   Maximum Ratio
                           --------------------------------------------- ----------------------------------
                           --------------------------------------------- ----------------------------------

                           March 31, 2000                                          3.50 to 1.00
                           --------------------------------------------- ----------------------------------
                           --------------------------------------------- ----------------------------------

                           June 30, 2000                                           3.50 to 1.00
                           --------------------------------------------- ----------------------------------
                           --------------------------------------------- ----------------------------------

                           September 30, 2000                                      3.50 to 1.00
                           --------------------------------------------- ----------------------------------
                           --------------------------------------------- ----------------------------------

                           December 31, 2000                                       3.50 to 1.00
                           --------------------------------------------- ----------------------------------
                           --------------------------------------------- ----------------------------------

                           March 31, 2001 and thereafter                           2.75 to 1.00
                           --------------------------------------------- ----------------------------------

5.       Notwithstanding  anything  herein or in the Credit  Agreement  to the  contrary,  Borrower  shall not, and shall  not  permit  any  Subsidiary,  to  make  any  Investment  in,  or  intercompany  loan  to,
                  Acquisition  Co., other than such amounts  Borrower may provide to  Acquisition  Co. for the sole purpose of making,  and not in excess of the amount  of,  the  installment  payments  as and when required to be made pursuant to terms of the Note;  provided however,  any such funds received by
                  Acquisition Co. are immediately forwarded to Pool L.P. pursuant to the terms of the Note.

6.       Borrower (i)  acknowledges  and agrees that until payment in full of the Note and the release of all liens granted pursuant to the Security  Agreement,  Inventory and Receivables  owned by Acquisition Co.
                  shall not constitute  Eligible  Inventory or Eligible  Receivables  and (ii) covenants and agrees to use its  commercially  reasonable  best  efforts  to  obtain  as soon  as  possible,  landlord agreements  in  accordance  with the Loan  Documents  with  respect to all leased  facilities  of
                  Acquisition Co.

7.       Borrower  covenants  and agrees (i) to deliver as soon as  possible  Phase I  environmental  reports  with respect to real  property  acquired  (both fee title and  leasehold  interests)  pursuant  to the
                  Allstate  Acquisition,  (ii) to obtain and deliver to Agent as soon as  reasonably  possible  any other reports or  assessments  Agent may reasonably  require with respect to such  properties and
                  (iii) to the extent the reports  described in clauses (i) and/or (ii) of this paragraph  disclose or  identify  any  violations  of any  Environmental,  Health  or Safety  Requirements  of Law or
                  otherwise  recommends  remedial action, to take all necessary remedial actions in order to comply with such Environmental, Health or Safety Requirements of Law or with such recommendations.

         3.       Conditions of  Effectiveness.  This Amendment shall not become  effective  unless the Agent shall have received the following on or before January __, 2001:

8.       the documents and other items identified in the Closing  Checklist,  a copy of which is attached hereto as
                  Exhibit A, all in form and substance reasonably satisfactory to Agent, Lenders and Borrower.

9.       for the benefit of each  Lender,  a fee of .05% of the sum of such  Lender's  Revolving  Loan  Commitment, plus the outstanding principal balances of such Lender's Term Loans as of January __, 2001.

         4.       Representations  and Warranties of the Borrower.  The Borrower hereby  represents and warrants as follows:

10.      This  Amendment  and the  Credit  Agreement  as  amended  hereby,  constitute  legal,  valid  and  binding obligations  of the Borrower and are  enforceable  against the Borrower in accordance  with their terms.

11.      Upon the  effectiveness of this Amendment,  the Borrower hereby  reaffirms all covenants,  representations and warranties  made in the Credit  Agreement and the other Loan Documents to the extent the same are not  amended  hereby,  and agrees that all such  covenants,  representations  and  warranties shall be deemed to have been remade as of the effective date of this Amendment.

12.      After  giving  effect to the consents in Section 1 hereof,  no Default or  Unmatured  Default has occurred and is  continuing  or would  result from the  execution of this  Amendment  or the  transactions contemplated hereby.

13.      The execution,  delivery and  performance of this Amendment (i) has been duly  authorized by all necessary corporate  action and (ii) does not conflict with,  result in a breach of, or constitute (with or without  notice  or  lapse  of time or  both) a  default  under  any  Contractual  Obligation  of
                  Holdings, Borrower or any of its Subsidiaries.

2.       Reference to the Effect on the Credit Agreement.

1.       Upon the  effectiveness  of this  Amendment,  on and after the date hereof,  each  reference in the Credit
                  Agreement and other Loan Documents to "this Credit  Agreement,"  "hereunder,"  "hereof," "herein"
                  or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

2.       Except as  specifically  amended above,  the Credit  Agreement and all other  documents,  instruments  and agreements  executed  and/or  delivered in connection  therewith,  shall remain in full force and effect, and are hereby ratified and confirmed.

3.       The execution,  delivery and  effectiveness  of this Amendment shall not operate as a waiver of any right, power of remedy of the Agent or the  Lenders,  nor  constitute  a waiver of any  provision of the
                  Credit  Agreement or any other  documents,  instruments and agreements  executed and/or delivered in connection therewith.

         5.       GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN  ACCORDANCE  WITH THE
INTERNAL  LAWS  (INCLUDING  735  ILCS  105/5-1  ET SEQ.  BUT  OTHERWISE  WITHOUT  REGARD  TO THE  CONFLICTS  OF LAW
PROVISIONS) OF THE STATE OF ILLINOIS.

         6.       Headings.  Section  headings in this Amendment are included  herein for  convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7.       Counterparts.  This  Amendment  may be executed by one or more of the parties to the Amendment on any number of separate  counterparts and all of said counterparts  taken together shall be deemed to constitute one and the same  instrument.  This Amendment may be executed by facsimile and a facsimile  transmission of a signature to the Agent or the Agent's counsel shall be effective as though an original signature had been so delivered.

         8.       No Strict  Construction.  The parties hereto have  participated  jointly in the  negotiation  and drafting  of this  Amendment  and the  Credit  Agreement.  In the  event an  ambiguity  or  question  of  intent or interpretation  arises,  this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no  presumption or burden of proof shall arise favoring or disfavoring  any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

         9.       Reaffirmation.  Each of the Loan Parties as debtor, grantor, pledgor, guarantor,  assignor, or in other any other  similar  capacity in which such Loan Party grants  liens or security  interests in its property or otherwise acts as  accommodation  party or guarantor,  as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations,  contingent or otherwise,  under each of the Loan Documents to which it is a party  (after  giving  effect  hereto)  and (ii) to the  extent  such Loan  Party  granted  liens on or  security interests in any of its property  pursuant to any such Loan  Document as security for or otherwise  guaranteed  the
Borrower's  Obligations  under or with respect to the Loan  Documents,  ratifies and reaffirms  such  guarantee and grant of security  interests  and liens and confirms and agrees that such security  interests  and liens  hereafter secure all of the  Obligations as amended  hereby.  Each of the Loan Parties hereby  consents to this Amendment and acknowledges  that  each of the Loan  Documents  remains  in full  force and  effect  and is  hereby  ratified  and reaffirmed.  The  execution of this  Amendment  shall not operate as a waiver of any right,  power or remedy of the
Agent or Lenders,  constitute a waiver of any provision of any of the Loan  Documents or serve to effect a novation of the  Obligations.  In addition,  SCP Property  Co., in its capacity as holder of the  Subordinated  Intercompany
Indebtedness, consents to the transactions described in Section 1 of this Amendment.

                        [remainder of page intentionally left blank; signature pages follow]

Consent and Amendment No. 6 to Third
Amended and Restated Credit Agreement

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                     LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent

                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     HIBERNIA NATIONAL BANK, as a Lender
                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     NATIONAL CITY BANK, as a Lender

                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     BANK ONE,  N.A.,  formerly known as THE FIRST NATIONAL BANK OF
                                                     CHICAGO, as a Lender

                                                     By:      /S/
                                                     Its:     ___________________________________

AGREED AND ACKNOWLEDGED THIS
26TH Day of January, 2001

BORROWER:

SCP DISTRIBUTORS LLC, successor by
conversion from South Central Pool Supply, Inc.

By:      /S/
Its:     ___________________________________

LOAN PARTIES:

SCP POOL CORPORATION

By:      /S/

Consent and Amendment No. 6 to Third
Amended and Restated Credit Agreement
Its:     ___________________________________

ALLIANCE PACKAGING, INC.

By:      /S/
Its:     ___________________________________

SCP INTERNATIONAL, INC.

By:      /S/
Its:     ___________________________________

SUPERIOR POOL PRODUCTS, LLC

By:      /S/
Its:     ___________________________________

SCP PROPERTY CO.

By:      /S/
Its:     ___________________________________